Consent of Independent Certified Public Accountant

         I consent to the use in this Registration Statement on Form SB-2 of my report dated May 25, 2001, relating to the financial statements of Plushzone, Inc., SEC File No. 333-63794, and to the reference to my firm under the caption "Experts" in the Prospectus.


                                         /s/Quintanilla
                                         A Professional Accountancy Corporation
                                         Laguna Niguel, California

                                         October 4, 2001